ABSC 2004-HE9
Credit Suisse First Boston
813 records
Balance: 193,118,157

Selection Criteria: Non-Conforming Pool; STATE eq 'CA'
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	6	$125,600.00	0.07%	632	97.43%	10.565%	100.00%
25,001 - 50,000	82	3,392,972.00	1.76	671	98.73	10.075	98.71
50,001 - 75,000	143	8,821,661.00	4.57	667	98.71	9.901	99.43
75,001 - 100,000	114	9,925,990.00	5.14	667	96.30	9.607	96.61
100,001 - 125,000	60	6,756,096.00	3.50	660	93.51	9.423	96.61
125,001 - 150,000	29	3,996,850.00	2.07	650	89.37	8.963	100.00
150,001 - 175,000	10	1,591,450.00	0.82	606	80.74	8.199	89.95
175,001 - 200,000	20	3,798,430.00	1.97	636	81.98	7.895	89.77
200,001 - 250,000	15	3,297,800.00	1.71	630	79.72	6.890	100.00
250,001 - 300,000	8	2,130,150.00	1.10	614	82.85	7.274	100.00
300,001 - 400,000	128	46,580,677.00	24.12	654	80.44	6.615	95.32
400,001 - 500,000	117	52,178,005.00	27.02	641	81.33	6.698	96.63
500,001 - 600,000	43	23,614,936.00	12.23	642	80.98	6.471	95.68
600,001 - 700,000	25	16,405,780.00	8.49	632	82.28	6.683	83.54
700,001 >=	13	10,516,000.00	5.44	632	72.22	6.587	92.40
Total:	813	$193,132,397.00	100.00%	646	83.13%	7.188%	94.99%

Mimimum Original Balance: 14,920.00
Maximum Original Balance: 940,000.00
Average Original Balance: 237,555.22

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1 - 25,000	6	$125,594.53	0.07%	632	97.43%	10.565%	100.00%
25,001 - 50,000	82	3,392,810.43	1.76	671	98.73	10.075	98.71
50,001 - 75,000	143	8,821,341.74	4.57	667	98.71	9.901	99.43
75,001 - 100,000	114	9,925,299.30	5.14	667	96.30	9.607	96.61
100,001 - 125,000	60	6,755,684.71	3.50	660	93.51	9.423	96.61
125,001 - 150,000	29	3,996,850.00	2.07	650	89.37	8.963	100.00
150,001 - 175,000	10	1,591,384.83	0.82	606	80.74	8.199	89.95
175,001 - 200,000	20	3,797,888.11	1.97	636	81.98	7.895	89.77
200,001 - 250,000	15	3,297,671.06	1.71	630	79.72	6.890	100.00
250,001 - 300,000	8	2,130,150.00	1.10	614	82.85	7.274	100.00
300,001 - 400,000	128	46,577,135.31	24.12	654	80.44	6.615	95.32
400,001 - 500,000	117	52,174,896.71	27.02	641	81.33	6.698	96.63
500,001 - 600,000	43	23,613,983.94	12.23	642	80.98	6.471	95.68
600,001 - 700,000	25	16,403,604.41	8.49	632	82.28	6.683	83.54
700,001 >=	13	10,513,861.50	5.44	632	72.22	6.587	92.40
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Mimimum Remaining Balance: 14,914.53
Maximum Remaining Balance: 940,000.00
Average Remaining Balance: 237,537.71

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
501 - 525	11	$2,458,429.53	1.27%	512	73.89%	7.194%	93.49%
526 - 550	19	5,278,150.38	2.73	535	72.51	7.815	86.84
551 - 575	35	14,037,498.53	7.27	565	80.81	7.210	95.18
576 - 600	76	24,783,311.76	12.83	589	80.32	7.053	94.60
601 - 625	89	25,036,114.22	12.96	614	80.34	7.041	100.00
626 - 650	142	31,416,222.79	16.27	638	84.79	7.289	96.88
651 - 675	159	30,776,174.25	15.94	664	86.44	7.421	94.27
676 - 700	115	24,872,606.38	12.88	686	84.46	7.163	92.96
701 - 725	86	17,640,644.97	9.13	711	84.97	6.978	91.40
726 - 750	37	6,292,903.77	3.26	736	86.60	7.146	87.51
751 - 775	32	7,092,600.00	3.67	760	84.06	6.832	100.00
776 - 800	11	3,405,000.00	1.76	786	83.72	7.230	100.00
801 - 825	1	28,500.00	0.01	803	95.00	9.750	100.00
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum FICO: 502
Maximum FICO: 803
WA FICO: 646

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
121 - 180	416	$31,905,950.57	16.52%	670	98.67%	9.891%	97.96%
301 - 360	397	161,212,206.01	83.48	641	80.05	6.653	94.41
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 330

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 180	416	$31,905,950.57	16.52%	670	98.67%	9.891%	97.96%
349 - 360	397	161,212,206.01	83.48	641	80.05	6.653	94.41
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum Remaining Term: 175
Maximum Remaining Term: 359
WA Remaining Term: 328

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Single Family Detached	617	$144,197,519.78	74.67%	647	82.81%	7.165%	95.48%
PUD SF Detached	60	23,326,356.97	12.08	637	82.25	6.951	94.21
Condominium	102	20,107,395.44	10.41	645	86.61	7.448	94.43
Duplex	21	3,277,257.54	1.70	677	81.52	8.006	95.12
PUD Project Attached	9	1,327,050.98	0.69	660	91.48	7.714	91.18
Single family 4 unit	1	400,000.00	0.21	686	76.20	7.875	0.00
Triplex	2	294,750.00	0.15	717	69.21	7.470	100.00
Manufactured Housing	1	187,825.87	0.10	660	68.40	6.375	100.00
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Primary Residence	785	$183,449,648.58	94.99%	646	83.09%	7.171%	100.00%
Investment Property	15	5,692,935.82	2.95	631	83.32	7.647	0.00
Second Home	13	3,975,572.18	2.06	677	84.66	7.310	0.00
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Purchase	520	$98,039,898.48	50.77%	671	86.54%	7.400%	95.49%
Refinance - Cash Out	240	78,155,118.31	40.47	622	79.75	7.005	93.29
Refinance - Rate/Term	53	16,923,139.79	8.76	616	78.91	6.807	100.00
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 50.000	12	$2,033,517.53	1.05%	593	42.56%	6.509%	95.48%
50.001 - 60.000	15	4,719,861.77	2.44	618	55.24	6.774	96.61
60.001 - 70.000	31	11,652,299.39	6.03	591	67.30	6.720	98.38
70.001 - 80.000	245	102,369,812.42	53.01	656	79.29	6.495	96.15
80.001 - 90.000	79	28,914,711.78	14.97	625	87.82	6.914	89.71
90.001 - 100.000	431	43,427,953.69	22.49	659	98.23	9.208	94.68
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum Original Loan-to-Value Ratio: 22.40
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 83.13

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
California	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Total Number Of States Represented:: 1

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Full Documentation	290	$71,304,732.96	36.92%	635	83.43%	6.980%	96.60%
Streamlined-Stated (PITI Verified)	300	52,182,376.07	27.02	682	86.48	7.859	98.75
Stated Documentation	85	29,638,519.08	15.35	625	76.57	6.829	90.85
Limited Documentation	70	19,976,703.27	10.34	630	83.71	7.148	88.58
Lite Documentation	44	11,814,937.37	6.12	641	81.73	6.950	91.54
Full Alternative Documentation	24	8,200,887.83	4.25	640	83.46	6.466	92.71
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 5.000	4	$1,664,000.00	0.86%	716	77.27%	4.990%	100.00%
5.001 - 5.500	23	10,160,800.00	5.26	690	81.98	5.376	100.00
5.501 - 6.000	67	27,088,922.54	14.03	661	78.64	5.880	97.41
6.001 - 6.500	99	40,829,224.36	21.14	645	78.52	6.361	96.10
6.501 - 7.000	114	44,768,483.97	23.18	636	79.98	6.810	96.22
7.001 - 7.500	34	15,285,872.29	7.92	612	79.34	7.258	94.02
7.501 - 8.000	34	12,509,644.75	6.48	627	84.11	7.797	83.24
8.001 - 8.500	47	8,358,578.89	4.33	641	88.42	8.323	88.97
8.501 - 9.000	44	5,716,769.96	2.96	627	92.98	8.853	85.83
9.001 - 9.500	49	4,466,433.34	2.31	653	95.72	9.444	86.94
9.501 - 10.000	126	9,513,559.69	4.93	680	99.03	9.907	100.00
10.001 - 10.500	71	5,191,169.46	2.69	652	99.76	10.428	99.16
10.501 - 11.000	100	7,518,697.33	3.89	652	99.39	10.851	95.85
11.001 - 11.500	1	46,000.00	0.02	686	100.00	11.500	100.00
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum Rate: 4.990
Maximum Rate: 11.500
WA Rate: 7.188

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	459	$45,788,228.96	23.71%	661	90.72%	8.921%	96.62%
11.001 - 11.500	4	1,664,000.00	0.86	716	77.27	4.990	100.00
11.501 - 12.000	23	10,160,800.00	5.26	690	81.98	5.376	100.00
12.001 - 12.500	61	24,639,965.97	12.76	660	79.85	5.873	97.15
12.501 - 13.000	87	37,270,025.98	19.30	645	79.13	6.358	95.98
13.001 - 13.500	88	37,208,208.07	19.27	638	81.29	6.800	96.55
13.501 - 14.000	35	15,950,214.19	8.26	611	79.86	7.249	94.27
14.001 - 14.500	29	10,938,005.31	5.66	626	83.94	7.807	84.49
14.501 - 15.000	16	5,795,229.57	3.00	615	84.49	8.298	85.53
15.001 - 15.500	9	2,912,528.53	1.51	575	86.78	8.784	76.76
15.501 - 16.000	2	790,950.00	0.41	536	78.60	9.375	35.99
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum Maximum Rate: 11.490
Maximum Maximum Rate: 15.875
WA Maximum Rate: 13.150

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
<= 0.000	459	$45,788,228.96	23.71%	661	90.72%	8.921%	96.62%
4.001 - 4.500	4	1,584,800.00	0.82	679	77.13	5.728	100.00
4.501 - 5.000	34	14,492,716.46	7.50	669	80.47	6.225	100.00
5.001 - 5.500	72	31,943,271.00	16.54	645	77.77	6.183	97.81
5.501 - 6.000	86	37,301,607.24	19.32	648	80.00	6.499	91.44
6.001 - 6.500	82	33,923,806.30	17.57	635	81.58	6.782	93.80
6.501 - 7.000	48	17,476,281.96	9.05	628	83.61	7.199	95.39
7.001 - 7.500	12	5,335,219.60	2.76	626	86.74	7.598	87.82
7.501 - 8.000	15	4,778,225.06	2.47	588	84.60	8.294	86.06
8.001 - 8.500	1	494,000.00	0.26	574	95.00	8.990	100.00
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Minimum Gross Margin: 4.250
Maximum Gross Margin: 8.125
WA Gross Margin: 5.9572

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	459	$45,788,228.96	23.71%	661	90.72%	8.921%	96.62%
2005-03	1	391,178.46	0.20	718	90.00	6.990	0.00
2006-07	3	1,392,280.28	0.72	597	83.81	7.066	100.00
2006-08	9	4,838,908.22	2.51	641	81.38	7.003	70.05
2006-09	74	28,216,757.66	14.61	633	82.75	6.773	97.11
2006-10	245	103,243,253.00	53.46	643	80.22	6.633	95.03
2006-11	1	504,000.00	0.26	596	80.00	7.125	100.00
2007-09	1	399,000.00	0.21	711	79.80	5.750	100.00
2007-10	4	1,471,500.00	0.76	602	79.31	6.297	100.00
2009-08	1	415,650.00	0.22	671	85.00	5.800	100.00
2009-09	2	959,250.00	0.50	675	77.44	5.502	100.00
2009-10	13	5,498,150.00	2.85	657	79.62	6.276	93.89
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0 - 0	124	$30,874,091.79	15.99%	652	85.91%	7.867%	88.25%
7 - 12	30	9,408,734.51	4.87	637	80.49	7.017	82.45
13 - 24	488	124,767,857.21	64.61	643	82.63	6.967	97.70
25 - 36	171	28,067,473.07	14.53	657	83.16	7.481	94.58
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2/28 ARM	218	$88,662,630.16	45.91%	624	80.53%	6.885%	92.58%
2/28 ARM IO	114	49,532,569.00	25.65	670	81.32	6.314	98.36
3/27 ARM	5	1,870,500.00	0.97	625	79.41	6.181	100.00
5/25 ARM	4	1,835,750.00	0.95	603	80.80	6.526	100.00
5/25 ARM IO	12	5,037,300.00	2.61	682	79.22	5.998	93.33
6 Month Libor	1	391,178.46	0.20	718	90.00	6.990	0.00
Balloon(30/15)	404	30,510,770.57	15.80	671	99.34	9.971	97.87
Fixed - 15Yr	12	1,395,180.00	0.72	662	83.99	8.146	100.00
Fixed - 30Yr	43	13,882,278.39	7.19	641	72.46	6.693	93.52
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
A	188	$51,563,741.92	26.70%	624	82.22%	7.041%	99.22%
AA	487	98,588,451.82	51.05	688	85.34	7.235	93.92
A-	68	17,620,554.47	9.12	599	81.67	7.207	92.41
B	32	10,243,649.44	5.30	545	72.68	7.345	96.60
B+	32	13,791,381.64	7.14	573	81.33	7.154	92.13
C	6	1,310,377.29	0.68	554	72.52	8.336	61.37
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
First Lien	402	$161,949,406.01	83.86%	641	80.00%	6.654%	94.43%
Second Lien	411	31,168,750.57	16.14	671	99.35	9.966	97.92
Total:	813	$193,118,156.58	100.00%	646	83.13%	7.188%	94.99%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 28, 2004 10:05

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.